UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2025 (October 21, 2025)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On October 21, 2025, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Standard Time, to discuss results of operations for the quarter ended September 30, 2025. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2025	2025	2024	2025	2024

Efficiency ratio:
Total non-interest expense	$69,894	$70,362	$66,090	$211,043	$203,313
Less: amortization of other intangible assets	2,211	2,211	2,786	6,635	8,361
Adjusted total non-interest expense	67,683	68,151	63,304	204,408	194,952

Total non-interest income	23,827	26,880	24,794	77,806	74,277
Less: net loss on investment securities	(2,580)	—	(74)	(2,582)	(428)
Less: net loss on asset disposals and other transactions	(478)	(280)	(795)	(1,119)	(1,564)
Total non-interest income, excluding net gains and losses	26,885	27,160	25,663	81,507	76,269

Net interest income	91,349	87,577	88,912	264,181	262,165
Add: fully tax-equivalent adjustment (a)	279	280	318	842	1,022
Net interest income on a fully tax-equivalent basis	91,628	87,857	89,230	265,023	263,187

Adjusted revenue	$118,513	$115,017	$114,893	$346,530	$339,456

Efficiency ratio	57.11%	59.25%	55.10%	58.99%	57.43%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

	At or For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands, except per share data)	2025	2025	2024	2024	2024

Tangible equity:
Total stockholders' equity	$1,182,776	$1,153,350	$1,137,821	$1,111,590	$1,124,972
Less: goodwill and other intangible assets	395,535	397,785	400,099	402,422	403,922
Tangible equity	$787,241	$755,565	$737,722	$709,168	$721,050

Tangible assets:
Total assets	$9,623,944	$9,540,608	$9,246,000	$9,254,247	$9,140,471
Less: goodwill and other intangible assets	395,535	397,785	400,099	402,422	403,922
Tangible assets	$9,228,409	$9,142,823	$8,845,901	$8,851,825	$8,736,549

Tangible book value per common share:
Tangible equity	$787,241	$755,565	$737,722	$709,168	$721,050
Common shares outstanding	35,705,369	35,673,721	35,669,100	35,563,590	35,538,607

Tangible book value per common share	$22.05	$21.18	$20.68	$19.94	$20.29

Tangible equity to tangible assets ratio:
Tangible equity	$787,241	$755,565	$737,722	$709,168	$721,050
Tangible assets	$9,228,409	$9,142,823	$8,845,901	$8,851,825	$8,736,549

Tangible equity to tangible assets	8.53%	8.26%	8.34%	8.01%	8.25%

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2025	2025	2024	2025	2024

Pre-provision net revenue:
Income before income taxes	$38,002	$27,453	$40,881	$96,832	$114,609
Add: provision for credit losses	7,280	16,642	6,735	34,112	15,174
Add: net loss on investment securities	2,580	—	74	2,582	428
Add: net loss on other assets	424	267	764	1,021	1,470
Add: net loss on other transactions	54	23	28	128	92
Less: gain on OREO	—	10	—	30	—
Pre-provision net revenue	$48,340	$44,375	$48,484	$134,645	$135,121

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2025	2025	2024	2025	2024

Annualized net income adjusted for non-core items:
Net income	$29,476	$21,212	$31,684	$75,024	$90,275
Add: net loss on investment securities	2,580	—	74	2,582	428
Less: tax effect of net loss on investment securities (a)	542	—	16	542	90
Add: net loss on asset disposals and other transactions	478	280	795	1,119	1,564
Less: tax effect of net loss on asset disposals and other transactions (a)	100	59	167	235	328
Add: acquisition-related expenses	—	—	(662)	—	(746)
Less: tax effect of acquisition-related expenses (a)	—	—	(139)	—	(157)
Net income adjusted for non-core items	$31,892	$21,433	$31,847	$77,948	$91,260

Days in the period	92	91	92	273	274
Days in the year	365	365	366	365	366
Annualized net income	$116,943	$85,081	$126,047	$100,307	$120,586
Annualized net income adjusted for non-core items	$126,528	$85,968	$126,696	$104,216	$121,902
Return on average assets:
Annualized net income	$116,943	$85,081	$126,047	$100,307	$120,586
Total average assets	$9,574,270	$9,293,287	$9,142,737	$9,355,628	$9,115,049
Return on average assets	1.22%	0.92%	1.38%	1.07%	1.32%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items	$126,528	$85,968	$126,696	$104,216	$121,902
Total average assets	$9,574,270	$9,293,287	$9,142,737	$9,355,628	$9,115,049
Return on average assets adjusted for non-core items	1.32%	0.93%	1.39%	1.11%	1.34%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

	For the Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2025	2025	2024	2025	2024

Annualized net income excluding amortization of other intangible assets:
Net income	$29,476	$21,212	$31,684	$75,024	$90,275
Add: amortization of other intangible assets	2,211	2,211	2,786	6,635	8,361
Less: tax effect of amortization of other intangible assets (a)	464	464	585	1,393	1,756
Net income excluding amortization of other intangible assets	$31,223	$22,959	$33,885	$80,266	$96,880

Days in the period	92	91	92	273	274
Days in the year	365	365	366	365	366
Annualized net income	$116,943	$85,081	$126,047	$100,307	$120,586
Annualized net income excluding amortization of other intangible assets	$123,874	$92,088	$134,803	$107,315	$129,409

Average tangible equity:
Total average stockholders' equity	$1,162,768	$1,147,253	$1,099,756	$1,144,440	$1,071,434
Less: average goodwill and other intangible assets	396,636	398,940	405,022	398,956	384,172
Average tangible equity	$766,132	$748,313	$694,734	$745,484	$663,576

Return on average stockholders' equity ratio:
Annualized net income	$116,943	$85,081	$126,047	$100,307	$120,586
Average stockholders' equity	$1,162,768	$1,147,253	$1,099,756	$1,144,440	$1,071,434

Return on average stockholders' equity	10.06%	7.42%	11.46%	8.76%	11.25%

Return on average tangible equity ratio:
Annualized net income excluding amortization of other intangible assets	$123,874	$92,088	$134,803	$107,315	$129,409
Average tangible equity	$766,132	$748,313	$694,734	$745,484	$663,576

Return on average tangible equity	16.17%	12.31%	19.40%	14.40%	19.50%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable

d) Exhibits
See Index to Exhibits below.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on October 21, 2025 to discuss results of operations for the quarter ended September 30, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	October 27, 2025	By:/s/	KATHRYN BAILEY
Kathryn Bailey

Executive Vice President, Chief Financial Officer and Treasurer